Exhibit 99.2

CONEXUS WORLD GLOBAL, LLC

AND AFFILIATE -

LOUISVILLE, KENTUCKY

CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(UNAUDITED)

CONEXUS WORLD GLOBAL, LLC. AND AFFILIATE

(UNAUDITED)

CONEXUS WORLD GLOBAL, LLC AND AFFILIATE

CONSOLIDATED BALANCE SHEETS

(Unaudited)

ASSETS
	September 30,	December 31,
	2015	2014

Current Assets
Cash	$157,745	$52,652
Accounts receivable	975,270	928,016
Inventory	15,479	7,863
Prepaid expenses and other current assets	25,486	19,019
Total Current Assets	1,173,980	1,007,550

Furniture and Equipment
Furniture and equipment	56,356	13,605
Less accumulated depreciation	8,014	4,590
Net Furniture and Equipment	48,342	9,015

Other Assets
Security deposits	12,549	-

	$1,234,871	$1,016,565

LIABILITIES AND MEMBERS' DEFICIT

Current Liabilities
Accounts payable	$990,992	$789,797
Accrued expenses	271,894	65,319
Deferred revenue	266,809	366,229
Short-term notes payable	881,448	881,544
Total Current Liabilities	2,411,143	2,102,889

Other Liabilities
Accrued rent	26,960	-

Members' Deficit
ConeXus World Global, LLC members' deficit	(915,176)	(883,448)
Members' deficit attributable to noncontrolling interests	(288,056)	(202,876)
Total Members' Deficit	(1,203,232)	(1,086,324)

	$1,234,871	$1,016,565

See notes to consolidated financial statements.

CONEXUS WORLD GLOBAL, LLC AND AFFILIATE

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Nine Months Ended
	September 30,
	2015	2014

Net sales	$4,741,288	$1,684,071

Cost of sales	3,089,371	1,269,678

Gross Profit	1,651,917	414,393

Operating Expenses
Sales and marketing expenses	612,457	306,979
General and administrative expenses	1,082,276	609,948
Depreciation expense	3,484	2,038
	1,698,217	918,965

Operating Loss	(46,300)	(504,572)

Other Expense
Interest expense	(60,621)	(43,303)
	(60,621)	(43,303)

Net Loss	(106,921)	(547,875)

Less net income (loss) attributable to noncontrolling interests	(74,993)	7,948

Net Loss Attributable to ConeXus World Global, LLC	$(31,928)	$(555,823)

See notes to consolidated financial statements.

CONEXUS WORLD GLOBAL, LLC AND AFFILIATE

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Unaudited)

	Nine Months Ended
	September 30,
	2015	2014

Net Loss	$(106,921)	$(547,875)

Other Comprehensive Income (Loss)

Equity adjustment from foreign currency translation	(10,187)	15,152

Comprehensive Loss	(117,108)	(532,723)

Less comprehensive income (loss) attributable to noncontrolling interests	(85,180)	23,100

Comprehensive Loss Attributable to ConeXus World Global, LLC	$(31,928)	$(555,823)

See notes to consolidated financial statements.

CONEXUS WORLD GLOBAL, LLC AND AFFILIATE

CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS' DEFICIT

(Unaudited)

	Members'	Noncontrolling
	Deficit	Interest	Total

Balances at January 1, 2014	$(363,344)	$(174,246)	$(537,590)

Net loss	(555,823)	7,948	(547,875)

Other comprehensive income	-	15,152	15,152

Balances at September 30, 2014	$(919,167)	$(151,146)	$(1,070,313)

Balances at January 1, 2015	$(883,448)	$(202,876)	$(1,086,324)

Net loss	(31,928)	(74,993)	(106,921)

Other comprehensive income	-	(10,187)	(10,187)

Capital contributions	200	-	200

Balances at September 30, 2015	$(915,176)	$(288,056)	$(1,203,232)

See notes to consolidated financial statements.

CONEXUS WORLD GLOBAL, LLC AND AFFILIATE

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended
	September 30,
	2015	2014
Operating Activities
Net loss	$(106,921)	$(547,875)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	3,484	2,038
(Increase) decrease in current assets:
Accounts receivable	(47,254)	(107,320)
Inventory	(7,616)	7,417
Prepaid expenses and other current assets	(6,467)	17,586
Increase in security deposits	(12,549)	-
Increase (decrease) in current liabilities:
Accounts payable	201,195	109,298
Accrued expenses	206,575	(62,822)
Deferred revenue	(99,420)	238,203
Increase in accrued rent	26,960	-
Net Cash Provided by (Used in) Operating Activities	157,987	(343,475)

Investing Activities
Purchase of equipment	(42,811)	(1,027)
Net Cash Used in Investing Activities	(42,811)	(1,027)

Financing Activities
Proceeds from issuance of short-term notes payable	593,191	409,591
Repayment of short-term notes payable	(593,287)	(153,600)
Capital contributions	200	-
Net Cash Provided by Financing Activities	104	255,991

Effect of exchange rate changes on cash	(10,187)	15,152

Net Increase (Decrease) in Cash	105,093	(73,359)

Cash at beginning of period	52,652	91,486

Cash at End of Period	$157,745	$18,127

Supplemental Disclosure of Cash Flow Information:

Cash payments for:
Interest	$60,621	$52,006

See notes to consolidated financial statements.

CONEXUS WORLD GLOBAL, LLC AND AFFILIATE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(UNAUDITED)

(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of ConeXus World Global, LLC (“Company”), a Kentucky limited liability company, and ConeXus World EMEA BVBA (“BVBA”), a variable interest entity (“VIE”) owned by a noncontrolling member of the Company and organized in Belgium (See Note 3). Intercompany balances and transactions have been eliminated.

Nature of Operations

The Company and BVBA provide digital marketing solutions including technology integration project management, design and maintenance services to customers throughout the United States and certain international markets.

Use of Estimates

Management uses estimates and assumptions in preparing financial statements in accordance with accounting principles generally accepted in the United States of America. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

Concentrations of Credit Risk

The Company grants credit to customers located throughout the world. The Company maintains its cash at financial institutions. At times the bank deposit balances may be in excess of federally insured limits.

Foreign Currency Translation Adjustments

The financial position and results of operations of the Company’s foreign affiliate, BVBA, are measured using the foreign affiliate’s local currency (the Euro) as the functional currency. Revenues and expenses of the affiliate have been translated into U.S. dollars at average exchange rates prevailing during the period. Assets and liabilities have been translated at the rates of exchange on the balance sheet date. The resulting translation gain and loss adjustments are recorded as a separate component of members’ equity, unless there is a sale or complete liquidation of the underlying foreign investments. An analysis of the changes in the cumulative foreign currency translation adjustments for the nine months ended September 30, 2015 and 2014 follows:

	2015	2014

Balance at January 1	$15,451	$(17,816)
Gain (loss) on foreign currency translations	(10,187)	15,152

Balance at September 30	$5,264	$(2,664)

CONEXUS WORLD GLOBAL, LLC AND AFFILIATE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

SEPTEMBER 30, 2015

(UNAUDITED)

(1 - continued)

Revenue Recognition

The Company recognizes revenue on service contracts ratably over the applicable contract period or as services are performed. Amounts billed and collected before the services are performed are included in deferred revenue.

The Company recognizes revenue from project implementation contracts upon completion of the project or as work progresses, depending on the nature of the contract and the contractual arrangements with the customer. Net billings in excess of costs on uncompleted contracts are recorded as deferred revenue until the revenue recognition criteria are met. Shipping charges billed to customers are included in sales and the related shipping costs are included in cost of sales.

Accounts Receivable and Credit Policies

Accounts receivable are uncollateralized customer obligations due under normal trade terms generally requiring payment within 30 days from the invoice date.

Accounts receivable are stated at the amount management expects to collect from outstanding balances. In evaluating the collectability of accounts receivable management reviews all past due receivable balances, and based on an assessment of current creditworthiness, estimates the portion, if any, of the receivable balance that will not be collected. Estimated uncollectible receivable balances are charged off against earnings.

Inventory

Inventory consists of equipment that has not been charged to specific contracts at the balance sheet date and is valued at the lower of cost (first-in, first-out) or market (net realizable value).

Furniture and Equipment

The Company uses the straight line method of computing depreciation at rates adequate to amortize the cost of the applicable assets over their useful lives.

Items capitalized as part of furniture and equipment are valued at cost. Maintenance and repairs are expensed as incurred. The asset cost and related accumulated depreciation of assets sold or otherwise disposed of are removed from the related accounts and any gain or loss is included in operations.

Advertising Costs

Advertising costs are charged to operations when incurred. Advertising costs totaled $9,866 and $29,334 for the nine months ended September 30, 2015 and 2014, respectively.

CONEXUS WORLD GLOBAL, LLC AND AFFILIATE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

SEPTEMBER 30, 2015

(UNAUDITED)

(1 - continued)

Income Taxes

The Company has elected to be treated as a partnership for federal and state income tax purposes. Under existing provisions of the Internal Revenue Code, a partnership is not a taxpaying entity for federal or state income tax purposes. Accordingly, no income tax expense has been recorded in the financial statements. All income or losses will be reported on the members’ income tax returns.

The Company has implemented the accounting guidance for uncertainty in income taxes under the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 740, Income Taxes. Under that guidance, tax positions initially need to be recognized in the financial statements when it is more-likely-than-not the position will be sustained upon examination by tax authorities. As of September 30, 2015, the Company has no uncertain tax positions that qualify for either recognition or disclosures in the financial statements. The Company files federal and Indiana income tax returns. Returns filed in these jurisdictions for tax years ended on or after December 31, 2012 are subject to examination by the relevant taxing authorities.

(2)	MERGER WITH CREATIVE REALITIES, INC.

On August 11, 2015, the Company entered into an Agreement and Plan of Merger and Reorganization (“Agreement”) with Creative Realities, Inc. (“Creative”) for the Company to become a wholly-owned subsidiary of Creative for stock consideration through the issuance of a combination of an aggregate of 20,000,000 shares of Creative’s common stock and 2,250,000 shares of Creative’s preferred stock. The Agreement was amended on October 15, 2015. The amendment reduced the number of shares of Creative’s preferred stock to be issued in the merger from 2,250,000 to 2,080,000 and required the conversion of $823,000 of the Company’s related party debt into (i) 2,639,258 shares of Creative common stock (and correspondingly reduced the number of shares of Creative common stock issuable in the merger) and (ii) $150,000 in Creative convertible debt.

The merger was completed on October 15, 2015. At the effective time of the merger, the debtholders and members of the Company received a total of 1,664,000 shares of Creative preferred stock and 16,000,000 shares of Creative common stock. The remaining 416,000 shares of Creative preferred stock and 4,000,000 shares of Creative common stock were held back pending the completion of a reorganization of the capital structure of BVBA. If such reorganization does not occur prior to March 31, 2016, the held back shares will not be issued to the former members of the Company.

Effective October 2015, in addition to the closing of the merger with Creative and the conversion of the RFK notes payable as discussed further in Note 4, the Company was party to securities purchase agreements and is a co-maker (along with Creative and its other principal subsidiaries) of two secured convertible promissory notes with an aggregate principal amount of $800,000. The secured convertible promissory notes are secured by all of the personal property of the co-makers (including the Company).

CONEXUS WORLD GLOBAL, LLC AND AFFILIATE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

SEPTEMBER 30, 2015

(UNAUDITED)

(3)	CONSOLIDATED VARIABLE INTEREST ENTITY

The Company holds a variable interest in BVBA, a related party VIE, for which the Company is the primary beneficiary. The Company’s variable interest in BVBA primarily relates to its funding of BVBA’s operating losses and the fact that a significant portion of BVBA’s operations are directed by the Company. As the primary beneficiary of the VIE, the VIE’s assets, liabilities, and results of operations are included in the Company’s consolidated financial statements. The following table summarizes the carrying amounts of BVBA’s assets and liabilities included in the consolidated balance sheets at September 30, 2015 and December 31, 2014. BVBA reported a net loss of $74,993 for the nine months ended September 30, 2015 and net income of $20,230 for the nine months ended September 30, 2014.

	September 30,	December 31,
	2015	2014

Cash	$17,620	$-
Accounts receivable	117,720	28,350
Equipment, net of accumulated depreciation	1,575	2,008
Prepaid expenses and other current assets	9,494	9,529
Total assets	$146,409	$39,887

Accounts payable	$148,733	$129,601
Net intercompany payable	256,139	108,642
Total liabilities	404,872	238,243

Members’ deficit	(289,701)	(214,708)
Equity adjustment from foreign currency translations	31,238	16,352
Total members’ deficit	(258,463)	(198,356)
Total liabilities and members’ deficit	$146,409	$39,887

CONEXUS WORLD GLOBAL, LLC AND AFFILIATE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

SEPTEMBER 30, 2015

(UNAUDITED)

(4)	NOTES PAYABLE

During the nine months ended September 30, 2015 and 2014 the Company borrowed working capital from Strategic Communications, LLC (“Strategic”) and RFK Communications, LLC (“RFK”), entities controlled by the controlling member or his spouse. These borrowings are unsecured notes payable and bear an interest rate of 5% or 6%. Interest on the outstanding principal balance is paid on a monthly basis. The balance due to Strategic is payable on demand and the principal balance due on the RFK notes is due on demand beginning January 1, 2015. The note payable to Strategic had a balance of $170,000 at December 31, 2014 and this note payable was fully repaid in 2015. Notes payable to RFK totaled $823,011 and $511,544 at September 30, 2015 and December 31, 2014, respectively. As discussed in Note 2, the notes payable to RFK were converted into Creative common shares and Creative convertible debt upon completion of the merger on October 15, 2015.

On June 1, 2015, the Company borrowed $150,000 under a short-term business loan from a financial institution. The short-term business loan is secured by the general business assets of the Company and is payable in 132 daily payments of $1,352. The final payment on the short-term business loan was due on December 2, 2015. The outstanding unpaid principal balance of the short-term business loan was $58,437 at September 30, 2015.

On January 30, 2013, the Company entered into a $250,000 convertible loan agreement (“Convertible Note”) with an unrelated individual. The Convertible Note is secured by the general business assets of the Company and bears interest at 20%. On or after January 1, 2014, the note holder had the ability to cancel a portion of the unpaid principal balance in exchange for a proportional percentage unit interest in the Company. The outstanding unpaid principal balance of the Convertible Note was $200,000 at December 31, 2014 and this note payable was fully repaid in 2015. The option to convert the note into units of the Company was not exercised.

(5)	RELATED PARTY TRANSACTIONS

As described in Note 4, the Company had notes payable outstanding to related parties of $823,011 and $681,544 at September 30, 2015 and December 31, 2014, respectively. In addition, the Company had accounts payable for materials purchases to Strategic of $23,056 and $79,210 at September 30, 2015 and December 31, 2014, respectively, and accounts payable for short-term advances from members of $34,956 at September 30, 2015. The Company also had accounts receivable of $69,397 due from Creative at September 30, 2015. Purchases from Strategic totaled $75,917 and $245,009 for the nine months ended September 30, 2015 and 2014, respectively. Sales to Creative totaled $109,589 for the nine months ended September 30, 2015.

CONEXUS WORLD GLOBAL, LLC AND AFFILIATE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

SEPTEMBER 30, 2015

(UNAUDITED)

(6)	OPERATING LEASES

The Company and BVBA rent office space under noncancelable operating lease agreements that expire at different dates through May 2021. The Company recognizes lease expense for lease contracts with annual adjustments using the straight-line method over the lease term. The following is a schedule by years of future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of September 30, 2015 for each of the next five years and in the aggregate:

Year ending September 30:

2016	$168,580
2017	258,840
2018	247,355
2019	202,674
2020	202,674
2021 and thereafter	112,102

$1,192,225

Total rent expense under operating leases for the nine months ended September 30, 2015 and 2014 was $122,914 and $55,732, respectively.

(7)	MAJOR CUSTOMERS

For the nine months ended September 30, 2015 and 2014, the Company’s three largest customers accounted for approximately 55% and 51% of net sales, respectively, and outstanding receivables from those major customers totaled $291,807 and $688,814 at September 30, 2015 and December 31, 2014, respectively.

(8)	MEMBERS EQUITY

On January 2, 2015, the Company entered into a subscription agreement for the purchase of a 5% interest in the Company by an unrelated individual. The agreement included options for the purchase of up to an additional 5% interest in the Company assuming certain performance goals were met by the Company for 2015 and 2016. On June 30, 2015, the Company entered into another subscription agreement with the same individual for the purchase of an additional 5% interest in the Company. The purchase price for each 5% interest was $100.

CONEXUS WORLD GLOBAL, LLC AND AFFILIATE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

SEPTEMBER 30, 2015

(UNAUDITED)

(9)	GOING CONCERN MATTERS

The Company has historically experienced recurring operating losses and negative cash flows from operating activities. In addition, the Company reported a total members’ deficit and current liabilities in excess of current assets of approximately $1.2 million at September 30, 2015. These factors create an uncertainty about the Company’s ability to continue as a going concern. However, management believes that all cash needs will be met throughout 2015 and 2016. The Company significantly reduced its operating losses for 2015 compared to prior years and reported positive cash flows from operating activities for the nine months ended September 30, 2015. Management has been able to improve operating results in 2015 primarily by increasing sales and improving the gross profit margin. The merger with Creative also provides the Company with additional funding sources as evidenced by the secured convertible promissory notes discussed further in Note 2. As a result, the consolidated financial statements have been prepared on a going concern basis and do not include any adjustments that might be necessary if the Company is unable to continue operations.